UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 2006


                                   PGT, Inc.
                                   ---------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

            000-52059                                  20-0634715
            ---------                                  ----------
     (Commission File Number)               (IRS Employer Identification No.)

               1070 Technology Drive, North Venice, Florida 34275
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (941) 480-1600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

         On August 2, 2006, PGT, Inc. issued a press release announcing its unaudited consolidated results of operations for the second quarter ended July 1, 2006. Included as an exhibit to this current report on Form 8-K is a copy of the related press release dated August 2, 2006.

         The information in this current report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.  Financial Statements and Exhibits

(c)     Exhibits.

See Exhibit Index.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PGT, INC.


                                          By: /s/ Mario Ferrucci III
                                              ------------------------------
                                              Name:  Mario Ferrucci III
                                              Title: Vice President, Corporate
                                                     Counsel, and Secretary


Dated: August 2, 2006

                                 EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

   99.1                       Press release of PGT, Inc., dated August 2, 2006.